UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        June 23, 1998
                                                --------------------------------


                          HEALTHY PLANET PRODUCTS, INC.
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               (Exact Name of Registrant as specified in charter)


         Delaware                     1-13048                       94-2601764
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(State or other jurisdiction of      (Commission             (IRS Employer
incorporation)                       File Number)            Identification No.)


1700 Corporate Circle, Petaluma, California                          94954
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code  (707) 778-2280
                                                   -----------------------------


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         (Former name or former address, if changed since last report.)

Item 5.   Other Events

       Effective June 17, 1998, Michael G. Zybala was elected to the Board of Directors of the Company as a Class 2 Director. Mr Zybala is General Counsel, Vice President and Secretary of Santa Fe Financial Corporation and Portsmouth Square, Inc.


                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HEALTHY PLANET PRODUCTS, INC.


                                        By  /s/Bruce A. Wilson
                                           ------------------------------------
                                           Bruce A. Wilson, President,
                                           Chief Executive, Chief Operating and
                                           Chief Financial Officer


Dated: June 23, 1998

                                      -2-